UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street,

Philadelphia, Pennsylvania, 19102

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

2023 Long-Term Incentive Awards

On May 17, 2023, the Compensation and Human Capital Management Committee (the “Committee”) of the Board of Directors (the “Board”) of Radian Group Inc. (the “Company”) granted annual long-term incentive awards (the “2023 LTI Awards”) to the Company’s executive officers, including the following executive officers named in the 2022 Summary Compensation Table of the Company’s 2023 Proxy Statement, filed with the Securities and Exchange Commission on March 31, 2023: Richard G. Thornberry, the Company’s Chief Executive Officer, and Derek V. Brummer, Edward J. Hoffman, Brien J. McMahon and Robert J. Quigley (referred to herein as, the “Executives”).

All of the 2023 LTI Awards granted by the Company, including those awarded to the Executives as described in more detail below, were granted under the Radian Group Inc. 2021 Equity Compensation Plan.

Each Executive’s 2023 LTI Award is comprised of the following: (1) performance-based restricted stock units that will vest based on growth in the Company’s “LTI Book Value per Share” (as defined below), as may be adjusted by the “Relative TSR Modifier” (as defined below), over a three-year performance period (the “BV RSUs”); and (2) time-based restricted stock units that will vest over three years in pro rata installments (“Time-Based RSUs”). Consistent with the Company’s pay-for-performance philosophy, the 2023 LTI Awards are primarily performance-based, with the BV RSUs and Time-Based RSUs comprising 60% and 40% of the Executives’ target 2023 LTI Awards, respectively.

2023 Performance-Based Awards – BV RSUs

The Committee granted a target number of BV RSUs to each Executive (“BV RSU Target”) equivalent to 60% of the Executive’s total target 2023 LTI Award. The BV RSUs will vest on May 15, 2026, subject to the attainment of specified performance goals (as described below), as well as certain conditions described below under “Termination of Employment Events.” Each vested BV RSU will be payable in one share of the Company’s common stock.

On the vesting date, each Executive will become vested in a number of BV RSUs (from 0 to 200% of the Executive’s BV RSU Target) based on the Company’s cumulative growth in LTI Book Value per Share (resulting in the “BV Payout Percentage”), as modified by the Relative TSR Modifier, over a three-year performance period from April 1, 2023 through March 31, 2026 (“Performance Period”).

The BV Payout Percentage associated with the cumulative growth in LTI Book Value per Share will be determined based on a comparison to the following reference points:

Cumulative Growth in LTI Book Value per Share(1)	BV Payout Percentage(1) (Percentage of BV RSU Target)
≥45%	200%
30%	100%
≤15%(2)	0%

(1)

If the Company’s cumulative growth in LTI Book Value per Share falls between two referenced percentages, the BV Payout Percentage will be interpolated. The Company’s “LTI Book Value per Share” is defined as: (A) book value adjusted to exclude: (1) accumulated other comprehensive income; and (2) the impact, if any, during the Performance Period from declared dividends on common shares and dividend equivalents on outstanding equity awards; divided by (B) basic shares of common stock outstanding.

(2)	If the Company’s cumulative growth in LTI Book Value per Share is less than or equal to 15%, the BV Payout Percentage will be zero, and no BV RSUs would vest.

The results of the BV Payout Percentage, as described above, will be modified by a Relative TSR Modifier based on the Company’s cumulative three-year total stockholder return for the Performance Period (“Company Absolute TSR”) as compared to a simple average total stockholder return of the companies designated as the Company’s peer group for purposes of the BV RSUs (“Average Peer Group TSR”) based on the following reference points:

Company Absolute TSR vs. Average Peer Group TSR ( “Comparative TSR Performance)	Relative TSR Modifier(1)(2)
≥10%	25.0%
8.0%	18.8%
5.5%	12.5%
3.0%	6.3%
0.5%	0.0%
-2.0%	-6.3%
-4.5%	-12.5%
-7.0%	-18.8%
≤-9.5%	-25.0%

(1)	If the Comparative TSR Performance falls between two referenced percentages, the Relative TSR Modifier will be interpolated.
(2)	Pursuant to the terms of the BV RSU Awards, if the Company Absolute TSR is negative, no positive adjustment will be made to the BV Payout Percentage as a result of the Relative TSR Modifier.

The BV Payout Percentage will be adjusted by the Relative TSR Modifier by adding or subtracting the Relative TSR Modifier to the BV Payout Percentage. The actual number of BV RSUs that vest with respect to the Performance Period will be determined by multiplying an Executive’s BV RSU Target by the BV Payout Percentage, after adjustment by the Relative TSR Modifier, but in no event will the number of BV RSUs that vest exceed 200% of the Executive’s BV RSU Target.

The BV RSUs include a one-year holding period after vesting, such that the vested BV RSUs will not be convertible into shares (other than shares withheld to pay taxes due at vesting) until the one-year anniversary of the vesting date of the BV RSUs. However, as set forth in the applicable grant instrument, the post-vesting holding period will cease to apply in certain circumstances, such as (i) the Executive’s death or disability, (ii) the Executive’s Involuntary Termination (as defined below) in connection with a change of control before the end of the Performance Period, or (iii) the occurrence of a change of control after the end of the Performance Period.

The treatment of the BV RSU awards upon the occurrence of certain employment termination events is described under “Termination of Employment Events” below. The BV RSU awards provide for “double trigger” vesting in the event of a change of control. In the event of a change of control of the Company before the end of the three-year performance period, absent an Involuntary Termination (as defined below), the BV RSUs will become vested on the vesting date of the BV RSUs following the end of the three-year performance period in an amount equal to the projected BV Payout Percentage for the full performance period, estimated as of the end of the fiscal quarter immediately prior to the change of control, and as modified by the Relative TSR Modifier by applying the Relative TSR Modifier as of the end of the fiscal quarter immediately prior to the change of control (the “CoC Performance Level”).

Executives are entitled to receive dividend equivalents on their BV RSU awards, as described below under “Dividend Equivalents.”

2023 Time-Based RSUs

The Committee granted Time-Based RSUs to the Executives in amounts equivalent to 40% of their total target 2023 LTI Awards.

The Time-Based RSUs are scheduled to vest in three pro rata installments on May 15, 2024, May 15, 2025 and May 15, 2026, as long as the Executive is an employee of Radian on the vesting date.

The treatment of the Time-Based RSUs upon the occurrence of certain employment termination events is described under “Termination of Employment Events” below.

Executives are entitled to receive dividend equivalents on their Time-Based RSU awards as described below under “Dividend Equivalents.”

Termination of Employment Events

Generally, the 2023 LTI Awards would be treated as follows if the Executive’s employment is terminated for the following reasons:

Termination Event	BV RSUs	Time-Based RSUs
Voluntary Termination	All unvested BV RSUs are forfeited	All unvested Time-Based RSUs are forfeited

Involuntary Termination* (No Change of Control)

•  Except as set forth below, the target number of BV RSUs will be prorated for the number of months served between the grant date and date of termination, with vesting occurring on the original vesting date at the BV Performance Level

•  If terminated within six months of the grant date, the BV RSUs will be forfeited

•  If terminated during the six-months prior to the original vesting date, the BV RSUs will not be prorated (Executive is eligible for full value of award)

•  If terminated on or before the first vesting date of the Time-Based RSUs, 33% of the Time-Based RSUs will automatically vest, and the remaining Time-Based RSUs will be forfeited

•  If terminated after the first vesting date of the Time-Based RSUs, any unvested Time-Based RSUs will automatically vest on the date of termination

Involuntary Termination* (Occurring 90 Days Before or One Year After Change of Control)	Accelerate vesting of BV RSUs as of the termination date (or, if later, on the date of the Change of Control) at the CoC Performance Level	Accelerate vesting of Time-Based RSUs in full on the termination date (or, if later, on the date of the Change of Control)

Death / Disability	Accelerate vesting of BV RSUs as of the date of death or disability at the BV RSU Target or, if a change of control has occurred, at the CoC Performance Level.	Accelerate vesting of Time-Based RSUs in full on date of death or disability

Retirement	BV RSUS are not forfeited and vest on the original vesting date at the BV Performance Level or, if a change of control has occurred, at the CoC Performance Level.	Accelerate vesting of Time-Based RSUs in full on retirement date

*

An “Involuntary Termination” is generally defined as a termination of the Executive’s employment by the Company other than for “cause” or an Executive’s termination of employment for “good reason,” as each term is defined in the Executive’s executive severance agreements.

The 2023 LTI Awards include a provision that prohibits the Executive from competing with the Company and from soliciting the Company’s employees or customers for a period of 18 months with respect to Mr. Thornberry and a period of 12 months for each of the other Executives following termination of the Executive’s employment for any reason.

Dividend Equivalents

Executives are entitled to receive dividend equivalents on their 2023 LTI Awards. In general, the 2023 LTI Awards provide that upon the declaration and payment by the Company of a cash dividend on its common stock, each Executive will be entitled to receive a cash amount equal to the per-share cash dividend paid by the Company (a “Dividend Equivalent”), multiplied by the total number of BV RSUs and Time-Based RSUs subject to such award, with the number of BV RSUs initially measured at target and adjusted at vesting based on performance under the award. Any Dividend Equivalents credited to a 2023 LTI Award are subject to the same vesting, payment, forfeiture and other terms and conditions as the related award, including, as it relates to the BV RSUs, the requirement that certain specified performance conditions be met.

Dividend Equivalents will accrue on unvested 2023 LTI Awards in a non-interest bearing book account and will not be paid to the Executives prior to vesting of the 2023 LTI Awards. Unless the 2023 LTI Award is otherwise deferred under the Company’s deferred compensation plan for executives, such Dividend Equivalents, as adjusted to take into account achievement of the applicable performance goals with respect to the BV RSUs, will be paid when the 2023 LTI Awards vest. If and to the extent that the underlying 2023 LTI Awards are forfeited, all related Dividend Equivalents will be forfeited. With respect to the BV RSUs, Dividend Equivalents that accrue during the one-year holding period following the vesting of the BV RSUs will be paid when dividends are paid on the underlying common stock of the Company.

The foregoing summary of the 2023 LTI Awards is not a complete description of all of the terms and conditions of the BV RSUs and the Time-Based RSUs, and is qualified in its entirety by reference to the full text of the form of grant instruments, which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 23, 2023, the Company sent a notice (the “Notice”) to its directors and executive officers informing them that, due to a change effective June 30, 2023 in the trustee and record keeper of the Radian Group Inc. Savings Incentive Plan (the “401(k) Plan”), they would be subject to restrictions on their ability to trade in the Company’s common stock during an upcoming “blackout period” applicable to the 401(k) Plan. The Notice provided that the “blackout period” will begin following the closing of trading on June 27, 2023, and is expected to end during the week of July 16, 2023, during which period participants in the 401(k) Plan will not have access to their accounts for distributions or investment changes, including those involving the Company’s common stock held in the 401(k) Plan. The Notice informs the directors and executive officers that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s rules promulgated thereunder, subject to certain exceptions, during the blackout period, they are prohibited from purchasing, selling or otherwise acquiring or transferring, directly or indirectly, any equity security of the Company acquired in connection with their services as a director or executive officer. The Notice also informed the Company’s directors and executive officers that the blackout period restrictions are separate from, and apply in addition to, the trading restrictions under the Company’s Insider Trading Policy.

During the blackout period and for a period of two years after the ending date of the blackout period, stockholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period. Any inquiries regarding the blackout period (including inquiries regarding whether the blackout period has begun or ended) may be directed to:

Radian Group Inc.

5500 East Swedesford Road, Suite 350

Wayne, PA 19087

Attention: Senior Executive Vice President, General Counsel and Corporate Secretary

Telephone Number: (215) 564-6600

A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company also provided notice to the 401(k) Plan participants that they will not have access to their 401(k) Plan accounts for distributions or investment changes during the blackout period.

5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2023 Annual Meeting of Stockholders held on May 17, 2023, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

(1)	Election of eleven directors for a term of one year each, to serve until their successors have been duly elected and qualified or until their earlier removal or resignation:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Howard B. Culang	131,173,640	2,797,429	82,310	6,221,978
Fawad Ahmad	133,074,965	854,760	123,654	6,221,978
Brad L. Conner	131,656,830	2,296,121	100,428	6,221,978
Debra Hess	132,977,568	986,708	89,103	6,221,978
Lisa W. Hess	130,915,805	3,050,404	87,170	6,221,978
Brian D. Montgomery	132,168,654	1,791,428	93,297	6,221,978
Lisa Mumford	133,059,818	898,032	95,529	6,221,978
Gaetano J. Muzio	130,606,725	3,345,437	101,217	6,221,978
Gregory V. Serio	132,082,230	1,886,283	84,866	6,221,978
Noel J. Spiegel	125,014,828	8,955,340	83,211	6,221,978
Richard G. Thornberry	132,034,035	1,928,776	90,568	6,221,978

(2)	Approval, by an advisory, non-binding vote, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
111,732,540	22,267,730	53,109	6,221,978

(3)	Advisory, non-binding vote, on the frequency of the advisory vote to approve the overall compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	ABSTAIN	BROKER NON-VOTES
128,221,565	33,676	5,724,672	73,466	6,221,978

In light of the voting results on this advisory vote, and consistent with the Board’s recommendation to stockholders, the Company plans to continue to hold an annual advisory vote to approve the compensation of the Company’s named executive officers.

(4)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
138,837,975	1,389,384	47,998	6,221,978

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice to Directors and Executive Officers of Radian Group Inc. Regarding 401(k) Plan Blackout Period and Restrictions on Ability to Trade in Company Securities.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 23, 2023	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary